As filed pursuant to Rule 497(e)

under the Securities Act of 1933

Registration No. 033-75292

811-03240

The Variable Annuity Life Insurance Company

Separate Account A

Portfolio Director

Portfolio Director 2

Portfolio Director Plus

Fixed and Variable Annuity

Supplement to the May 1, 2003 Prospectus

November 5, 2003

This supplement replaces all previous supplements.

Please note the following changes:

Name Change:

Effective June 30, 2003, the VALIC Company I Opportunities Fund has changed its name to the Growth Fund. The Fund's investment objective has not changed. The Fund has adopted a principal investment strategy of investing mainly in common stocks of U.S. companies, with a focus on growth stocks (those the subadviser believes whose earnings will grow faster than the economy, with a resultant price increase). Please see your VALIC Company I prospectus for more information on this fund.

Fund Merger:

Effective June 13, 2003, the Evergreen Value Fund merged into the Evergreen Equity Income Fund. This merger was approved by shareholders on May 30, 2003. The investment objective of the Equity Income Fund is to seek current income and capital growth in the value of its shares. The Fund normally invests at least 80% of its assets in equity securities including common stocks and securities convertible into common stocks across all market capitalizations that on the purchase date pay a yield higher than the average yield of companies included in the Russell 1000® Value Index. Please see the prospectus for the Evergreen Domestic Equity Funds II for more information on this fund.

Fund Merger:

Effective July 11, 2003, the Evergreen Small Cap Value Fund merged into the Evergreen Special Values Fund. This merger was approved by shareholders. The investment objective of the Special Values Fund is to seek to produce growth of capital. The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies. These are companies whose market capitalizations fall within the range tracked by the Russell 2000® Value Index at the time of purchase. Please see the prospectus for the Evergreen Domestic Equity Funds II for more information on this fund.

Fund Merger:

Effective November 3, 2003, the INVESCO Growth Fund merged into the AIM Large Cap Growth Fund. This merger was approved by shareholders. The investment objective of the AIM Large Cap Growth Fund is long-term growth of capital. The Fund normally invests at least 80% of its assets in the securities of large-capitalization companies. The Fund will invest primarily in marketable equity securities, but may also invest in other securities, as well as foreign securities.

The first sentence in the section entitled "Standard Death Benefit" on page 36 is revised as follows:

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

VL-10855-C